SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2004

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor
New York, New York	10022-4624

42, rue Saint-Dominique
Paris, France	75007

Parkstraat 83, The Hague,
The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished in response to Item 9:

99.1	Presentation at Howard Weil Energy Conference

Item 9.

Andrew Gould, Chairman and CEO of Schlumberger Limited (“Schlumberger”) is making a presentation on March 29, 2004 at the Howard Weil Energy Conference. A copy of the presentation and slides is attached as Exhibit 99.1. Schlumberger has also posted this information on its website at www.slb.com/ir.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Frank A. Sorgie

Frank A. Sorgie
Chief Accounting Officer

Date: March 29, 2004